UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2021 (May 4, 2021)

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.
The information in Item 8.01 is hereby incorporated by reference into this Item 1.01.
Item 2.02.    Results of Operations and Financial Condition.
On May 10, 2021, i3 Verticals, Inc. (the “Company”) issued a press release announcing the results of its operations for the three and six months ended March 31, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.
Item 7.01.    Regulation FD Disclosure.
The Company has also prepared a supplemental presentation (the “Supplemental Presentation”) providing certain supplemental financial information for the three and six months ended March 31, 2021. A copy of the Supplemental Presentation is furnished as Exhibit 99.2 hereto and is hereby incorporated by reference into this Item 7.01. A copy of the Supplemental Presentation is also available on the Investors section of the Company’s website, www.i3verticals.com.
Item 8.01.    Other Events.
On May 4, 2021, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of the Company, the Board approved the First Amendment (the “Plan Amendment”) to the i3 Verticals, Inc. 2020 Acquisition Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Class A Common Stock, par value $0.0001, available for issuance under the Plan from 1,500,000 to 3,000,000 shares. The Plan is used exclusively for grants of awards to individuals that were not previously employees of the Company or its subsidiaries in connection with acquisitions as a material inducement to the individual’s entry into employment with the Company or its subsidiaries within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.
The foregoing description of the Plan Amendment is not complete and is qualified in its entirety by reference to the text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	First Amendment to the i3 Verticals, Inc. 2020 Acquisition Equity Incentive Plan.
99.1	Press release issued by i3 Verticals, Inc. on May 10, 2021
99.2	Supplemental Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 10, 2021

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer